UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 10, 2009

TRIMERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23155	56-1808663
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor

Durham, NC 27713

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(919) 806-4682

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Prior Independent Registered Public Accounting Firm

On July 10, 2009, the Audit Committee of the Board of Directors of Trimeris, Inc. (“Trimeris”) approved the dismissal of KPMG LLP (“KPMG”) as Trimeris’ principal Independent Registered Public Accounting Firm. On July 10, 2009, KPMG was dismissed.

The audit reports of KPMG on the financial statements of Trimeris as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During Trimeris’ fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through July 10, 2009, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports on Trimeris’ consolidated financial statements for such years.

There were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K during Trimeris’ fiscal years ended December 31, 2008 and 2007 and the interim period through July 10, 2009.

Trimeris has provided KPMG with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish Trimeris with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements. A copy of the letter received from KPMG in response to such request, which is dated July 16, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On July 14, 2009, the Audit Committee of the Board of Directors of Trimeris engaged Ernst & Young LLP (“EY”) as Trimeris’ principal Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.

During Trimeris’ fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through July 14, 2009, neither Trimeris nor anyone on its behalf engaged EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Trimeris’ financial statements or (ii) any matter subject to a disagreement or a reportable event, and no written report or oral advice of EY was provided to Trimeris that EY concluded was an important factor considered by Trimeris in reaching a decision as to the accounting, auditing or financial reporting issues; or any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits

Exhibit 16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated July 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2009	TRIMERIS, INC.

	By:	/s/ Michael A. Alrutz
Michael A. Alrutz
General Counsel